UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2015

The Habit Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	36-4791171
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-36749

(Commission

File Number)

17320 Red Hill Avenue, Suite 140
Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 851-8881

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 7, 2015, The Habit Restaurants, Inc. issued the attached press release announcing an international franchise agreement with Food Quest, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of The Habit Restaurants, Inc., dated January 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Habit Restaurants, Inc.

By:	/s/ Ira Fils
Ira Fils Chief Financial Officer and Secretary

Date: January 7, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The Habit Restaurants, Inc., dated January 7, 2015.